Exhibit 99.2

Acquisition of The First Bancshares, Inc. Heritage Southeast Bancorporation, Inc. July 27, 2022 An Exceptional Partnership

2 S AFE H ARBOR ABOUT THE FIRST BANCSHARES, INC . The First Bancshares, Inc . (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First, A National Banking Association . Founded in 1996 , The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia . The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS . Contact : Chandra Kidd, Corporate Secretary . NON - GAAP FINANCIAL MEASURES FBMS reports its results in accordance with United States generally accepted accounting principles (“GAAP”) . However, management believes that certain non - GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business . Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, FBMS’s reported results prepared in accordance with GAAP . ADDITIONAL INFORMATION ABOUT THE MERGER & WHERE TO FIND IT This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . The Company will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S - 4 for the proposed merger, containing a joint proxy statement of HSBI and the Company and a prospectus of the Company . The Company will also file other documents with the SEC with respect to the proposed merger, pursuant to SEC reporting requirements . A definitive joint proxy statement/prospectus will be mailed to shareholders of HSBI and the Company . Investors and security holders of the Company and HSBI are urged to read the entire joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, HSBI, and the proposed merger transactions . Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http : //www . sec . gov . Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website or by contacting the Company . PARTICIPANTS IN THE TRANSACTION The Company and Heritage Southeast Bancorporation, Inc . (“HSBI”) and their respective directors and executive officers and other members of management and employees, may be considered participants in the solicitation of proxies in connection with the proposed transaction . Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2022 annual meeting of shareholders, filed with the SEC on April 6 , 2022 , and its Current Reports on Form 8 - K . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available . THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL .

3 C AUTIONARY S TATEMENTS R EGARDING F ORWARD - L OOKING I NFORMATION This communication contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . In general, forward - looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed transactions between the Company and HSBI (the “Merger”), the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company’s capital ratios . Forward - looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed . Such forward - looking statements are not guarantees of future performance . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . With respect to the Merger, factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the Merger, (4) the risk of successful integration of HSBI into the Company, (5) the failure to obtain the necessary approval by the shareholders of HSBI or the Company, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the definitive agreements in respect of the Merger to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of the operations of HSBI into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions . Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by the Company with the SEC . Consequently, no forward - looking statement can be guaranteed . Neither the Company nor HSBI undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . For any forward - looking statements made in this communication, any exhibits hereto or any related documents, the Company and HSBI claim protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 .

Transaction Rationale

Strategic Rationale	▪ Natural expansion of our current footprint in Georgia and Florida – Entrance into the attractive Atlanta, Savannah and Jacksonville MSAs – Diversification of pro forma geographic reach into both familiar and faster growing economies ▪ Enhanced management depth; Leonard Moreland, HSBI's CEO, joining pro forma executive leadership team ▪ High quality institution with similar culture and business model ▪ Existing charitable foundation and markets served complement our Community Development Financial Institution mission ▪ Creates opportunity to expand relationships with HSBI customers
Financial Rationale	▪ Core double-digit EPS accretion (1); mid-teens GAAP EPS accretion (1) ▪ Initial tangible book value dilution less than 8% ▪ Tangible book value earnback period < 3 years (2) ▪ >25% internal rate of return ▪ Over 20 bps and 200 bps accretive to ROAA and ROATCE, respectively (1)
Risk Mitigation	▪ Pro forma capital ratios remain strong ▪ Extensive due diligence completed by FBMS management, including third party loan review ▪ All lenders and key operation employees have executed retention agreements ▪ FBMS management experienced in acquisitions – completing 13 acquisitions since 2010

(1) Once cost savings are fully-phased in and realized
(2) Tangible book value earnback period calculated using the crossover method

The First Bancshares, Inc. | HSBI 4

A Beneficial Transaction for All Stakeholders

Customers

Ability to better serve clients through larger lending base and enhanced products and services

Convenience of **expanded branch network** across 5 states and over 100 branches

Both banks operate as true community banks with local relationships; **no changes to client facing employees**

Employees

No branch overlap expected to result in **superior retention**

Long-term, dedicated teams with **like-minded management and business culture**

Anticipated **retention of key employees and management** will reinforce continuity

Communities

One of the **largest CDFIs in the nation** [(1)] dedicated to servicing under banked and low-to-moderate income clients

Proven and experienced leadership

Over **1,700 employee volunteer service hours** across both companies over the last twelve months

Shareholders

Projected **double-digit earnings accretion**

Manageable tangible book value dilution expected at close

Stronger growth trajectory

Improved profitability

Competitive positioning as the **partner of choice for future strategic acquisitions**

(1) Community Development Financial Institutions ("CDFI") are private sector financial institutions that focus primarily on personal lending and business development efforts in poorer local communities requiring revitalization in the U.S.

TheFirst BANCSHARES, INC. | HSBI

5

Transaction Terms

Transaction	▪ First Bancshares, Inc. ("*FBMS*") will acquire 100% of Heritage Southeast Bancorporation, Inc.'s ("*HSBI*") outstanding common stock
Consideration Mix	▪ 100% stock
Fixed Exchange Ratio	▪ 0.965 shares of FBMS common stock per share
Implied Per Share Consideration	▪ $28.64 total consideration per share of HSBI common stock [1]
Implied Aggregate Consideration	▪ $207 million [1][2]
Implied Metrics	▪ Price to tangible book value of 181% [3] ▪ Price to LTM core earnings of 10.8x ▪ Price to 2022E earnings of 12.8x ▪ Price to 2022E earnings plus cost savings of 7.5x
Leadership Additions to FBMS	▪ Leonard Moreland, HSBI CEO, to join FBMS as President – Georgia ▪ Bradley Serff, HSBI President and Chief Banking Officer, to join FBMS as SVP, Senior Lender ▪ Kathy Zovlonsky, HSBI Executive VP and Chief Administrative Officer, to join FBMS as SVP, Regional Administration ▪ Paul Hoerig, HSBI Executive VP and Chief Credit and Risk Officer to join FBMS as SVP, Regional Credit Officer
Pro Forma Ownership	▪ FBMS: 77.5% [4] / HSBI: 22.5% [2]
Approvals & Close	▪ FBMS and HSBI shareholder approval ▪ Customary regulatory approvals ▪ Expected closing late in the 4th quarter of 2022 or 1st quarter of 2023
Other Information	▪ Transaction includes voting agreement and lock-up period for certain HSBI insiders

Source: S&P Global Market Intelligence
(1) Based upon FBMS closing price of $29.68 as of 7/26/22
(2) Based upon 7,220,959 outstanding shares of HSBI common stock, inclusive of 6,000 unvested RSUs and 194,110 SERP shares to be issued as of 6/30/22; Existing HSBI options to be cashed out at close at $28.64
(3) Based upon HSBI tangible common equity of $114.9 million as of 6/30/22
(4) Based upon 24,038,746 outstanding shares of FBMS common stock, inclusive of 3,509,622 shares to be issued to Beach Bancorp, Inc. at transaction close

The First Bancshares, Inc. | HSBI

6

Our Leadership Team



Hoppy Cole
President & CEO

- FBMS Experience: 19 years
- Banking Experience: 36 years
- Previously served as Secretary/Treasurer and CFO of the Headrick Companies, Inc.



Dee Dee Lowery
Executive VP, CFO

- FBMS Experience: 17 years
- Banking Experience: 32 years
- Previously served as Vice President and Investment Portfolio Manager for Hancock Holding Company



Jarrett Nicholson
Executive VP, COO

- FBMS Experience: 8 years
- Banking Experience: 29 years
- Previously served as EVP, Chief Credit Policy Officer and COO of Britton & Koontz Bank



George Noonan
Executive VP, CCO

- FBMS Experience: 9 years
- Banking Experience: 23 years
- Previously served as EVP and CCO of First National Bank of Baldwin County



JJ Fletcher
Executive VP, CLO

- FBMS Experience: 12 years
- Banking Experience: 23 years
- Previously served as VP, Commercial Lender for SouthTrust Bank



Emily Agostinelli
Chief Audit Officer

- FBMS Experience: 1 year
- Banking Experience: 22 years
- Previously served as Sarbanes-Oxley Compliance Manager for Trustmark Bank



Ion Mixon
Chief Risk Officer

- FBMS Experience: 19 years
- Banking Experience: 23 years
- Previously served as a bank examiner with the Office of the Comptroller of the Currency



C. Jerome Brown
Executive VP,
Chief Community Officer

- FBMS Experience: 14 years
- Banking Experience: 19 years
- Previously served as Director of Community Development for The First Bancshares, Inc.



Leonard Moreland
President – Georgia

- HSBI Experience: 26 years
- Banking Experience: 39 years
- Currently serves as CEO of Heritage Southeast Bancorporation, Inc.



Eric Waldron
President – Mississippi

- FBMS Experience: 17 years
- Banking Experience: 28 years
- Previously served as Market President – Wayne County, MS for Cadence Bank



Charles Reeves
Executive VP,
Corporate Strategy &
Central Florida President

- Beach Bank Experience: 4 years
- Banking Experience: 32 years
- Currently serves as CEO and President of Beach Bank



Wade Neth
President –
Alabama & NW Florida

- FBMS Experience: 9 years
- Banking Experience: 37 years
- Previously served as President and CEO of First National Bank of Baldwin County



Ronnie Fugarino
President – Louisiana

- FBMS Experience: 3 years
- Banking Experience: 41 years
- Previously served as President and CEO of Florida Parishes Bank

The First Bancshares, Inc. | HSBI

7

$4.4M MRQ Net Income 0.78% MRQ ROAA 11.7% MRQ ROATCE 1.04% MRQ ROAA 3.34% MRQ NIM $3.3M MRQ Net Income R EPORTED C ORE (2) 3.31% MRQ NIM (3) 15.6% MRQ ROATCE 0.25% 0.29% 0.50% 0.50% 0.50% 0.55% 1.00% 1.04% 1.25% 1.30% 1.53% 1.80% 2.01% 2.28% 2.50% 2.50% 0.29% 0.27% 0.27% 0.26% 0.23% 0.22% 0.24% 0.26% 0.30% 0.35% 0.36% 0.44% 0.50% 0.59% 0.74% 0.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 HSBI Cost of Deposits Fed Funds Rate 8 O VERVIEW OF H ERITAGE S OUTHEAST B ANCORPORATION , I NC . HSBI’ S S TABLE D EPOSIT B ASE (P RIOR C YCLE ) L OANS O VER T IME EX . PPP($M) HSBI F INANCIAL H IGHLIGHTS Source: S&P Global Market Intelligence Data as of or for the three months ended 6/30/22 (1) Core deposits defined as total deposits less total time deposits and CDARS (2) Excludes impact of transaction costs associated with previously terminated transaction with VyStar Credit Union and employees separation costs (3) Excludes PPP loans $912 $980 $1,044 $1,079 $1,111 2019 2020 2021 Q1 '22 Q2 '22 CAGR: 8% $1.7B Total Assets $1.1B Total Loans $1.5B Total Deposits 75% Loans / Deposits HSBI Deposits Deposit Market MSA ($M) Share Rank Atlanta, GA 732 #22 Hinesville, GA 287 #2 Waycross, GA 106 #5 Brunswick, GA 86 #12 Savannah, GA 66 #18 Jesup, GA 53 #2 Jacksonville, FL 50 #24 St. Marys, GA 22 #5 Statesboro, GA 15 #10 Implied Deposit Beta: 23.5% HSBI Branch (23) GA FL Tallahassee Atlanta Jacksonville Columbus Macon Destin Savannah Waycross Brunswick Jesup St. Marys 0.17% NPAs / Assets 1.38% Reserves / Loans 90% % Core Deposits (1) 6.9% TCE / TA

HSBI's Strong Market Demographics



ATLANTA, GA



SOUTHEAST GA



JACKSONVILLE, FL

HSBI's Market Demographics



Atlanta, GA
5.4%
11.8%
Southeast GA(1)
4.2%
10.0%
Jacksonville, FL
4.8%
13.9%
Southeast (3)
3.6%
10.2%
U.S.
3.3%
10.2%
'22 - '27E Proj. Pop. Growth
'22 - '27E Proj. Med. HHI Growth

Pro Forma Markets of Operation

MSA Population

- < 250,000
- 250,000 – 500,000
- 500,000 – 1,000,000
- > 1,000,000



12.5%
9.4%
15.6%
62.5%

Pro Forma Large Markets Served

Market	Atlanta, GA	Tampa, FL	Jacksonville, FL	New Orleans, LA
GDP (2)	$438.9B	$168.4B	$89.4B	$83.3B
MSA Population	6.2M	3.3M	1.6M	1.3M
# of Businesses	153K	61K	40K	31K
Fortune 1000 HQs	24	2	5	1

Source: S&P Global Market Intelligence, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, U.S. Census Bureau County Business Patterns, Fortune.com
(1) Southeast Georgia defined as the Savannah, Brunswick, Statesboro, Hinesville, St. Marys, Waycross and Jesup statistical areas and the county of Clinch, GA
(2) Represents current-dollar GDP as of 2019
(3) Defined as AL, AR, FL, GA, KY, LA, MS, NC, TN, VA and WV

The First Bancshares, Inc. | HSBI

9

Deposits Market Rank Institution Branches ($M) Share 1 MetroCity Bankshares Inc. 8 1,631 0.71% 2 United Bank Corp. 14 1,567 0.68 3 Piedmont Bancorp Inc. 9 1,084 0.47 4 Georgia Banking Co. 5 1,018 0.44 5 Heritage Southeast Bancorporation Inc. 9 732 0.32 6 First IC Corp. 6 661 0.29 7 Affinity Bancshares Inc. 3 626 0.27 8 CoastalSouth Bancshares Inc. 6 554 0.24 9 Quantum Capital Corp. 3 549 0.24 10 Pinnacle Financial Corp. 5 532 0.23 Market Total 1,071 229,857 100.00% C OMMUNITY B ANK D EPOSIT M ARKET S HARE (1) 10 M ARKET P ROFILE : A TLANTA A TLANTA M ARKET O VERVIEW M AJOR M ARKET E MPLOYERS Source: S&P Global Market Intelligence, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, U.S. Census Bureau Co unty Business Patterns Deposit data as of 6/30/21 (1) Community Bank defined as an institution with less than $10 billion in total assets HSBI Branch (9) ‒ MSA population of ~6.2 million, making Atlanta the 9 th largest metropolitan area in the U.S. ‒ ~$439 billion GDP in 2019 ‒ ~153 thousand businesses operating within the MSA ‒ Home to 15 Fortune 500 headquarters locations ‒ Ranked #1 Metro Tech Hub in 2020 by Business Facilities

Market Profile: Southeast GA and Jacksonville, FL

Southeast GA & Jacksonville, FL Market Overview (1)

- Savannah, GA and Jacksonville, FL serve as major hubs for the region, with MSA populations of ~400K and ~1.6M, respectively
- Savannah and Jacksonville recorded GDPs of ~$23B and ~$89B in 2019
- ~58 thousand businesses operating within the region
- Jacksonville, FL ranked #2 Best Place to Live in FL in 2021 by Bankrate
- Hyundai recently announced plans to invest $5.5B in a smart electric vehicle factory to be located outside of Savannah
- The Port of Savannah, Georgia is the 3rd busiest port in the U.S. and one of the top 40 busiest ports in the world in 2020
- The Port of Jacksonville, FL was the 4th busiest vehicle-handling port in North America in 2019



HSBI Branch (14)

Community Bank Deposit Market Share (2)

Rank	Institution	Branches	Deposits ($M)	Market Share
1	Jones Bancshares LP	8	858	0.75 %
2	Heritage Southeast Bancorporation Inc.	14	709	0.62
3	FCB Financial Corp.	7	484	0.42
4	Southeastern Banking Corp.	9	473	0.41
5	WB&T Bankshares Inc.	3	365	0.32
6	Florida Capital Group Inc.	2	245	0.21
7	Morris State Bancshares Inc.	3	229	0.20
8	Queensborough Co.	7	156	0.14
9	First Southern Bank	3	140	0.12
10	Putnam-Greene Financial Corp.	2	131	0.11
Market Total		412	114,339	100.00 %

Major Market Employers

Source: S&P Global Market Intelligence, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, U.S. Census Bureau County Business Patterns; City of Jacksonville Office of Economic Development, Automotive Logistics Digital, World Shipping Council
Deposit data as of 6/30/21
(1) Southeast Georgia defined as the Savannah, Brunswick, Statesboro, Hinesville, St. Marys, Waycross and Jesup statistical areas and the county of Clinch, GA
(2) Community Bank defined as an institution with less than $10 billion in total assets

11

DRIVING TOP 10 MARKET SHARE IN ALL OUR MARKETS

COMBINED COUNTIES OF OPERATION (1)

- **Top 5 deposit market share ranking in 54% of our combined counties and parishes of operation (2)**
- **Top 10 deposit market share ranking in 81% of our combined counties and parishes of operation (2)**

Rank	Comm. Bank Rank (3)	Institution	Branches	Deposits ($B)	Market Share
1	–	Bank of America Corp.	113	$27.1	11.0 %
2	–	Wells Fargo & Co.	155	26.1	10.6
3	–	Truist Financial Corp.	152	21.5	8.7
4	–	Regions Financial Corp.	178	20.2	8.2
5	–	Hancock Whitney Corp.	107	18.0	7.3
6	–	JPMorgan Chase & Co.	116	15.5	6.3
7	–	Synovus Financial Corp.	52	8.4	3.4
8	–	The PNC Financial Services Group Inc.	81	8.3	3.4
9	–	Ameris Bancorp	61	7.7	3.1
10	–	Capital One Financial Corp.	31	7.2	2.9
	–	Pro Forma	117	7.1	2.9
11	–	The Toronto-Dominion Bank	41	6.0	2.4
12	1	The First Bancshares Inc.	94	5.7	2.3
13	–	Cadence Bank	56	5.2	2.1
14	–	SouthState Corp.	28	4.6	1.9
15	–	Trustmark Corp.	44	3.9	1.6
16	–	Fifth Third Bancorp	35	3.9	1.6
17	–	EverBank	5	2.9	1.2
18	–	Renasant Corp.	25	2.8	1.1
19	2	Tampa Bay Banking Co.	8	2.4	1.0
20	3	Community Bancshares of Mississippi Inc.	29	2.1	0.9
21	–	Valley National Bancorp.	7	2.0	0.8
22	4	BancPlus Corp.	33	2.0	0.8
23	–	Home BancShares Inc.	26	1.9	0.8
24	–	United Community Banks Inc.	20	1.7	0.7
25	–	ServisFirst Bancshares Inc.	7	1.5	0.6
26	5	Gulf Coast Bank and Trust Co.	13	1.5	0.6
27	6	Heritage Southeast Bancorporation Inc.	23	1.4	0.6
28	7	Capital City Bank Group Inc.	16	1.4	0.6
29	8	First Guaranty Bancshares Inc.	10	1.3	0.5
30	9	Thomasville Bancshares Inc.	4	1.2	0.5



Huntsville
Starkville
MS
Birmingham
Atlanta
AL
Jackson
Montgomery
GA
Savannah
Hattiesburg
Albany
Waycross
LA
Brunswick
Baton Rouge
Mobile
Pensacola
Valdosta
St. Marys
Tallahassee
Jacksonville
Gulfport
Destin
New Orleans
FL
Orlando
Tampa
PRO FORMA COUNTY DEPOSIT MARKET SHARE RANK
#1 to #5
#6 to #10
Greater than #10

Source: S&P Global Market Intelligence
Deposit data as of 6/30/21
(1) Includes all counties in which either FBMS, Beach Bank or HSBI operate; excludes branches with greater than $1.0 billion in deposits
(2) Represents the total number of counties / parishes in which FBMS, combined with HSBI and Beach Bank, has a top 5 deposit market share ranking divided by the total number of counties / parishes in which either FBMS or HSBI operates
(3) Community Bank defined as any bank with less than $10 billion in total assets

The First BANCSHARES, INC. | HSBI

12

Summary of Our Due Diligence

Loyal Employee and Customer Base

Only one member of senior leadership has left HSBI to pursue other interests outside the normal course of retirement (1)

Minimal lender attrition – net lender growth since 12/31/20

No material customer roll-off (1)

Strong deposit transaction account growth both in number and balances since 12/31/20:

- 1,575 net new accounts added (2)
- 27% growth in total deposits (2) (3)

Extensive Credit Review

Experienced FBMS credit review team, including senior management

Credit diligence conducted over 4 weeks

Detailed third-party loan review (same review firm which has completed all prior loan reviews)

Reviewed ~45% of loan portfolio including:

- All classified / problem loans
- Largest ~45 loan relationships by exposure
- ~80% of non-owner occupied CRE
- ~36% of owner-occupied CRE
- ~30% of multifamily balances

Comprehensive Operational Due Diligence Performed

Thorough diligence conducted over a > 12-week period

> 50 FBMS and HSBI participants, including consultants and advisors

Hosted weekly diligence calls with each business line group

Reviewed approximately 700 files

Detailed review of business plans, budgets, credit processes, among other aspects of the businesses

(1) Since the previously announced (announced on 3/31/21) and subsequently terminated (terminated on 6/15/22) transaction with VyStar Credit Union
(2) Represents the change in the indicated metric between 12/31/20 and 6/30/22
(3) Excludes municipal funds

The First Bancshares, Inc. | HSBI 13

KEY TRANSACTION METRICS AND ASSUMPTIONS

KEY ASSUMPTIONS

- 2023 Net Income:
  - **FBMS:** $80 million, inclusive of pending Beach Bancorp, Inc. transaction [1]
- Purchase Accounting Adjustments [2]:
  - Gross loan credit mark of ~$10 million or 0.9% of HSBI loans [3]
  - Fixed asset write-up of ~$1 million
  - Other fair value marks of ~$15 million [4]
  - Core deposit intangible of 1.50% of non-time deposits
- Cost Savings:
  - 30% of core expense base of $48.5 million; 50% realized in 2023 and 100% realized thereafter
- One-Time Restructuring Charges:
  - ~$26 million [2]
- Assumes reversal of mark-to-market securities loss of $16.5 million [2], currently in AOCI, accreted sum-of-the-years digits over 5 years
- **Not modeled** other sources of revenue / additional earnings identified
  - Redemption of $40 million of existing HSBI holding company lines of credit [6]
  - Redeployment of excess cash (cash / assets at HSBI currently ~17%)

HSBI NET INCOME RECONCILIATION



$7.2M
$1.6M
$8.7M
$17.5M
H1 '22 Reported Net Income
Adjustments for Non-Rec. Items[5]
Adj. H1 '22 Net Income
Ann. Adj. H1 '22 Net Income

KEY METRICS

EARNINGS IMPACT	**Double-Digit** Core EPS Accretion [7]	**Mid-Teens** GAAP EPS Accretion [7]
TANGIBLE BOOK VALUE IMPACT	**Mid-Single Digits** TBVPS Dilution	**< 3.0 yrs** TBVPS Earnback
PROFITABILITY	**> 1.3%** ROAA [7]	**> 18%** ROATCE [7]
CAPITAL LEVELS AT CLOSE	**7%** TCE / TA	**9%** Leverage Ratio
	13% CET1 Ratio	**17%** TRBC Ratio

Note: Assumes closure of the currently pending Beach Bancorp, Inc. transaction
(1) Per FactSet consensus
(2) Shown on a pre-tax basis
(3) Split between PCD loan credit mark of ~$5 million (recorded as ACL) and non-PCD loan credit mark of ~$5 million (accreted to income over life of loans)
(4) Mark shown on a net basis and is against equity; aggregate value is accreted back into earnings on various amortization schedules between 2 and ~10+ years
(5) Represents impact of transaction costs associated with previously terminated transaction with VyStar Credit Union and employees separation costs
(6) Represents $15 million line of credit at prime rate less 50 bps and $25 million line of credit at prime rate
(7) Once cost savings are fully-phased in and realized

The First BANCSHARES, INC. | HSBI

14

2022 M&A: Strategic Growth and Geographic Expansion

Summary of Recent M&A

- 7/27/2022: Announced proposed acquisition of Heritage Southeast Bancorporation, Inc.
  - Added the Atlanta, GA, Jacksonville, FL and Savannah, GA MSAs
  - Most earnings-accretive transaction ever announced by FBMS
- 4/26/2022: Announced pending acquisition of Beach Bancorp, Inc.
  - Expected to add the Tampa, FL MSA
  - Received all regulatory and shareholder approval; anticipated closing on 8/1/22
- With the addition of the Atlanta, Jacksonville and Tampa MSAs, FBMS would have a presence in three of the top 10 largest markets in the Southeast

Enhancing our Growth Profile



2.3%
9.5%
4.8%
11.7%
4.3%
10.4%
2.9%
9.8%
FBMS Standalone
Beach Bank
HSBI
Pro Forma
'22 - '27E Proj. Pop. Growth
'22 - '27E Proj. Med. HHI Growth

Accelerating Scale and Profitability

Date	FBMS Stock Price	Total Assets (1)	Loans / Deposits (1)	Proj. '23 ROAA	Forward EPS
Start of the Year (12/31/2021)	$38.62	$6.1B	56.6%	1.1% (2)	$3.19 (2)
Post Q1 Earnings Pro Forma with Beach Bank (4/29/2022)	$32.56	$6.8B	57.8%	1.2% (2)	$3.47 (2)
Today Pro Forma with Beach Bank & HSBI (7/26/2022)	$29.68	$8.4B	65.0%	> 1.3% (3)	$4.00+ (3)

Source: S&P Global Market Intelligence, FactSet; Demographic data as of 6/30/21
(1) Excludes purchase accounting adjustments
(2) Represents the FacSet consensus estimate for the indicated metric as of the indicated date
(3) Shown for illustrative purposes and not indicative of anticipated 1-year forward earnings estimates

The First Bancshares, Inc. | HSBI

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Pro Forma Highlights

Pro Forma Financial Highlights

Highlights [1]

~$8B Total Assets	~$5B Total Loans	~$7B Total Deposits
~$0.8B Common Equity	~$0.5B Tangible Common Equity	~$900M Market Cap.

Profitability

> 1.3% ROAA [1]	> 18% ROATCE [2]

Capital at Close

~7% TCE / TA	~9% Leverage Ratio	~13% CET1 Ratio	~17% Total Capital Ratio

Source: S&P Global Market Intelligence
Deposit data as of 6/30/22, pro forma for Beach Bank acquisition
(1) Data as of 6/30/22, includes purchase accounting adjustments
(2) Shown with cost savings on a fully-phased in basis

Pro Forma Footprint


FBMS Branch (117)
FBMS LPO (3)
Huntsville
Starkville
Birmingham
Atlanta
MS
AL
GA
LA
FL
Jackson
Montgomery
Columbus
Hattiesburg
Albany
Waycross
Valdosta
Savannah
Brunswick
St. Marys
Jacksonville
Baton Rouge
Pensacola
Gulfport
Mobile
Destin
New Orleans
Tallahassee
Orlando
Tampa
Cape Coral

Pro Forma Deposits by State


Georgia
Mississippi
Louisiana
Alabama
Florida

16

A PPENDIX

FBMS' Community Involvement

U.S. DEPARTMENT OF THE TREASURY

COMMUNITY DEVELOPMENT FINANCIAL INSTITUTIONS FUND

- Community Development Financial Institutions ("CDFI") are private sector financial institutions that focus primarily on personal lending and business development efforts in poorer local communities requiring revitalization in the U.S.
- Community Development Financial Institutions Funds was established in 1994 as a Division of the U.S. Treasury
- Purpose is to promote economic revitalization and community development in low-income communities through investments in and assistance to CDFIs
- CDFIs can be banks, credit unions, loan funds, microloan funds, or venture capital providers
- CDFIs are helping families finance their first homes, supporting community residents starting businesses and investing in local health centers, schools or community centers
- There are ~1,000 CDFIs operating nationwide
- **FBMS is one of the largest CDFIs in the country and has been a certified CDFI since 2010**

Recent FBMS Awards and Certifications

2021 Bauer Financial 5 Star Rating

Safe Account Certified

Recent FBMS Charitable Contributions / Donations

- Since 2010, **$7,389,317 in FBMS awards** have been **leveraged to yield over $100,000,000** in Community Development financing
- In 2021, **The First Bank gave a $1 million dollar donation** for the expansion of Mississippi's **only children's hospital**
- **The First Bank contributed $300,000 total to three Historically Black Colleges & Universities,** Florida Agricultural & Mechanical University in Tallahassee, Florida, Jackson State University in Jackson, Mississippi and Southern University in Baton Rouge, Louisiana to support their College of Business, the Small Business Development Centers, Athletics and Scholarships
- In 2021, **The First Bank awarded $610,000** to the Petal School District, the Hattiesburg Public School District, the Picayune School District, the Lamar County School District, Monroe County Schools, and Starkville Oktibbeha School District **to further early learning efforts** in those districts
- **The First Bank made contributions** in October 2021 **of $650,000** in Florida and **$150,000** in Georgia to AAA Scholarship Foundation, an approved scholarship organization in both states **to fund scholarships for disadvantaged children**
- **The First Bank made contributions totaling $190,000** in November 2021 to twelve private schools/organizations in Mississippi that would **provide financial intervention for low income individuals who desire attend**

TheFirst BANCSHARES, INC. | HSBI

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$18.32 $18.59 $19.62 $18.58 $18.25 $18.09 $1.03 $1.04 $0.33 $0.16 FBMS Q2 '22 Standalone FBMS Q2 '22 + Beach Bancorp, Inc. Estimated Growth Through Close FBMS Est. at Close Net Merger Considerations & FMV Impacts (A/T) Pro Forma TBVPS, Subtotal Full One-Time Merger Expenses (A/T) Pro Forma TBVPS, Subtotal Day 2 Provision Impact Pro Forma TBVPS 19 T ANGIBLE B OOK V ALUE R ECONCILIATION Source: S&P Global Market Intelligence, FactSet (1) Financial data as of 6/30/22 pro forma for pending Beach Bancorp acquisition. Includes purchase accounting adjustments (2) Includes impact of estimates earnings (per FactSet consensus estimates), payment of dividends, and amortization of existi ng core deposit intangible; excludes future changes in AOCI (3) Includes merger consideration and purchase accounting adjustments (4) Includes full impact of one - time merger expenses for illustrative purposes (5) Assumes that provision expense for Day 1 CECL reserve and reserve for unfunded commitments occurs in connection with time ze ro impacts T ANGIBLE B OOK V ALUE P ER S HARE B UILDUP (2) (3) (4) (5)

HSBI's Cash Value Life Insurance (CVLI) Lending Business Overview

Overview

- Specialty Line of Lending Business developed by HSBI in 2017 to diversify the loan portfolio and augment revenue
- A trusted advisor and personal friend to HSBI management with extensive experience from a highly rated nationwide insurance company introduced the opportunity
- Provided a non-real estate dependent new lending line of business characterized by high quality credit metrics and attractive yield returns
- Established dedicated business unit, led by an experienced commercial lender and supported by specialized and dedicated staff for underwriting, closing, servicing and annually reviewing
- Currently represents ~13% of HSBI's current total loan portfolio; pro forma will represent ~3% of total loan portfolio

Key Portfolio Metrics [1]

$142M Outstandings	**$242M** Committed	**$318K** Avg. Loan Size **4.36%** Wtd. Avg. Yield
90% Floating Rate Loans	**6.0 Yrs** Avg. Maturity	**$0 Losses** **0 Non-Accruals** Asset Quality Since '17

Trends Since 12/31/20 ($M)


CAGR: 20%
CAGR: 22%
$89.6
$148.8
$120.7
$203.0
$141.9
$242.3
Q4 '20
Q4 '21
Q2 '22
Outstanding
Committed

Geographic Breakdown – Top 5 States [2]


33.4%
26.7%
9.0%
6.8%
5.6%
19%
New York
Georgia
Florida
California
New Jersey
Other

Source: Company documents
(1) As of 6/30/22
(2) By commitment

The First Bancshares, Inc. | HSBI

20

Money Market & Savings 31.3% Demand Deposits 35.5% NOW Accounts 18.9% Time Deposits 14.3% Money Market & Savings 25.3% Demand Deposits 31.1% NOW Accounts 32.6% Time Deposits 11.0% C&I 20.0% Non Owner - Occupied CRE 22.8% Owner - Occupied CRE 24.7% Multifamily 0.4% 1 - 4 Family 14.4% C&D 16.4% Consumer & Other 1.3% C&I 13.5% Non Owner - Occupied CRE 20.4% Owner - Occupied CRE 24.0% Multifamily 2.2% 1 - 4 Family 24.5% C&D 13.4% Consumer & Other 1.9% 21 Source: S&P Global Market Intelligence Represents bank level data as of 6/30/22 Note: FBMS data pro forma to account for the recently announced acquisition of Beach Bancorp, Inc. (1) Excludes purchase accounting adjustments P RO F ORMA L OAN AND D EPOSIT C OMPOSITION L OANS (1) D EPOSITS

Florida 5.9% Georgia 94.1% Mississippi 28.5% Florida 29.8% Alabama 10.6% Louisiana 16.9% Georgia 14.1% Florida 3.6% Georgia 96.4% Mississippi 32.2% Florida 28.3% Alabama 16.1% Louisiana 13.3% Georgia 10.1% 22 P RO F ORMA L OAN AND D EPOSIT C ONCENTRATION BY S TATE L OANS (1) D EPOSITS Source: S&P Global Market Intelligence; Company provided documents Deposit data as of 6/30/22 Note: FBMS data pro forma to account for the recently announced acquisition of Beach Bancorp, Inc (1) Excludes purchase accounting adjustments

j The First Bancshares, Inc. 6480 Hwy 98 West Hattiesburg, MS 39402 www.TheFirstBank.com